UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2013

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(I.R.S. Employer Identification No.)

120 Broadway, 27th Floor, New York, NY		10271
(Address of Principal Executive Offices)		(Zip Code)

  (212) 417-8000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On August 8, 2013, National Holdings Corporation, a Delaware corporation (the “Company”), National Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, and Gilman Ciocia, Inc., a Delaware corporation (“Gilman”), entered into an Amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of June 20, 2013 (the “Merger Agreement”), to correct a typographical error by deleting reference to "Section 368(a)(1)(C)", which appears in the second WHEREAS clause of the Merger Agreement, and inserting "Section 368(a)" in its place.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find it

A registration statement on Form S-4 that includes a proxy statement of Gilman and a prospectus of the Company relating to the Company's proposed acquisition of Gilman has been declared effective by the Securities and Exchange Commission (the "SEC"). THE COMPANY URGES INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION about the Company, Gilman, and the proposed acquisition. Investors and security holders are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus may be obtained free of charge from the Company and Gilman. Security holders may also read and copy any reports, statements and other information filed by the Company and Gilman with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

The Company, Gilman, and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information regarding the Company's directors and executive officers is available in the Company's proxy statement filed with the SEC on March 11, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding Gilman's directors and executive officers is available in Gilman's proxy statement filed with the SEC on November 30, 2012 in connection with its 2013 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 2.02     Results of Operations and Financial Condition.

On August 13, 2013, the Company issued a press release announcing its financial results for its fiscal third quarter and nine months ended June 30, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 and Exhibit 99.1 herein are being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits:

	2.1	Amendment, dated August 8, 2013, by and among National Holdings Corporation, National Acquisition Corp and Gilman Ciocia, Inc.

	99.1	Press release issued by National Holdings Corporation on August 13, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation (Registrant)

Date: August 14, 2013	By: /s/ Mark Klein Mark Klein Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment, dated August 8, 2013, by and among National Holdings Corporation, National Acquisition Corp and Gilman Ciocia, Inc.

99.1	Press release issued by National Holdings Corporation on August 13, 2013.